     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2002
                                                      REGISTRATION NO. 333-65842
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------
                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM F-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                   ---------
                                  TRICOM, S.A.
             (Exact name of Registrant as specified in its charter)

       DOMINICAN REPUBLIC          NOT APPLICABLE          NOT APPLICABLE
(State or other jurisdiction of   (I.R.S. Employer  (Translation of Registrant's
 incorporation or organization) Identification Number)    name into English)

                                  TRICOM, S.A.
                            AVE. LOPE DE VEGA NO. 95
                        SANTO DOMINGO, DOMINICAN REPUBLIC
                            TELEPHONE: (809) 476-4000

  (Address, including zip code, and telephone number of Registrant's principal executive offices)

                              CT CORPORATION SYSTEM
                          111 EIGHTH AVENUE, 13TH FLOOR
                            NEW YORK, NEW YORK 10011
                            TELEPHONE: (212) 894-8940

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                    -----------------------------------------

                                   Copies to:
                            STEVEN L. WASSERMAN, ESQ.
                                PIPER RUDNICK LLP
                           1251 Avenue of the Americas
                            New York, New York 10020
                            TELEPHONE: (212) 835-6000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the securities act, please check the following box and list the securities act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities act, check the following box and list the securities act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the securities act, check the following box and list the securities act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY OUR EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE AN AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

         Pursuant to Item 512(a)(3) of Regulation S-K, we are hereby removing from registration any securities that were previously registered which were not sold pursuant to this offering. In this offering, we sold an aggregate of 1,170,920 American Depositary Shares ("ADSs") for a purchase price of $4.00 per ADS, equal to aggregate proceeds of $4,683,680. We initially registered a proposed maximum aggregate offering price of $100,503,000. Therefore, we are deregistering the remaining $95,819,320 of ADSs.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santo Domingo, Dominican Republic on April 22, 2002

                                            TRICOM, S.A.


                                            By: /s/ CARL H. CARLSON
                                                --------------------------------
                                                Carl H. Carlson,
                                                TREASURER OF THE BOARD OF
                                                DIRECTORS, EXECUTIVE VICE
                                                PRESIDENT AND MEMBER OF THE
                                                OFFICE OF THE PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

              NAME                                    TITLE                            DATE
              ----                                    -----                            ----

               *
---------------------------------
Manuel Arturo Pellerano Pena        Chairman of the Board of Directors and Chief
                                    Executive Officer (Principal Executive
                                    Officer)                                       April 22, 2002

               *
---------------------------------
Hector Castro Noboa                 Vice President of the Board of Directors       April 22, 2002


               *
---------------------------------
Marcos J. Troncoso Mejia            Secretary of the Board of Directors,
                                    Executive Vice President and Member of the
                                    Office of the President                        April 22, 2002


      /s/ CARL H. CARLSON
---------------------------------
Carl H. Carlson                     Treasurer of the Board of Directors,
                                    Executive Vice President and Member of the
                                    Office of the President                        April 22, 2002


               *
---------------------------------
Carlos F. Vargas                    First Vice President, Finance and
                                    Administrative Division and Chief Financial
                                    Officer (Principal Financial Officer and
                                    Principal Accounting Officer)                  April 22, 2002

               *
---------------------------------
Juan Felipe Mendoza                 Director                                       April 22, 2002


               *
---------------------------------
Anibal de Castro                    Director                                       April 22, 2002


---------------------------------
Ralph Smith                         Director                                       April [  ], 2002


---------------------------------
Kevin Wiley                         Director                                       April [  ], 2002


---------------------------------
Theodore Schaffner                  Director                                       April [  ], 2002


---------------------------------
Richard Haning                      Director                                       April [  ], 2002


      /s/ MARINO GINEBRA
---------------------------------
Marino Ginebra                      Director                                       April 22, 2002


---------------------------------
Edwin Corrie                        Director                                       April [  ], 2002


*  By:  /s/ CARL H. CARLSON
      ---------------------------
          Carl H. Carlson,
          Attorney-in-Fact

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE

         Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of TRICOM, S.A. has signed this Registration Statement in Santo Domingo, Dominican Republic on April 22, 2002.

                                         TRICOM USA, INC.

                                         By:  /s/ CARL H. CARLSON
                                             -----------------------------------
                                                  Carl H. Carlson
                                                  TREASURER OF THE BOARD
                                                  OF DIRECTORS, EXECUTIVE
                                                  VICE PRESIDENT AND MEMBER
                                                  OF THE OFFICE OF THE PRESIDENT